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                                                                    EXHIBIT 99.1


                                 [REGIONS LOGO]


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                           FORWARD-LOOKING STATEMENT


The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the Southeast in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (e) possible changes in consumer and business spending and saving habits could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and
         (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.


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                                 KEY HIGHLIGHTS


         -        ATTRACTIVE, GROWTH FRANCHISE IN VIBRANT SOUTHEASTERN MARKETS

         -        SALES CULTURE IN PLACE

                  -        Emphasis on improving fee revenues

         -        EXCELLENT COST CONTROL

                  -        Efficiency engrained in culture

         -        SUPERIOR CREDIT CULTURE

                  -        High quality loan portfolio

         -        ONGOING BALANCE SHEET REPOSITIONING

         -        COMPELLING VALUE RELATIVE TO GROWTH POTENTIAL


                                 [REGIONS LOGO]

                           ATTRACTIVE GROWTH FRANCHISE


                          FRANCHISE GROWTH HIGHLIGHTS

                                                      U.S.
                             REGIONS                AVERAGE
                             -------                -------
PROJECTED POPULATION
 GROWTH 1999 - 2004            4.9%                   4.2%

AVERAGE HOUSEHOLD INCOME
 GROWTH 1999 - 2004           22.7%                  20.3%


                               [MAP OF FRANCHISE]
------------
Data are averages of county measures weighted by deposits as of 6/30/99.
Source: SNL Securities & Claritas.

                          ATTRACTIVE GROWTH FRANCHISE


                        REGIONS' LARGEST BANKING MARKETS

                                                                                         1999 - 2004
                                                                          TOTAL           PROJECTED
                                                        NUMBER OF        DEPOSITS         POPULATION
            MSA NAME                                    BRANCHES           (MM)            GROWTH
            --------                                    --------         --------        -----------
            Birmingham, AL                                 42            $ 3,147               3.6%
            Atlanta, GA                                    59              2,467              10.7
            Little Rock-North Little Rock, AR              40              1,920               3.2
            Mobile, AL                                     37              1,703               4.4
            New Orleans, LA                                32              1,171               0.2
            Montgomery, AL                                 22              1,165               4.0
            Huntsville, AL                                 19                936               3.8
            Augusta-Aiken, GA-SC                           26                653               5.3
            Tuscaloosa, AL                                  8                597               4.1
            Shreveport-Bossier City, LA                    14                465               0.5
            Daytona Beach, FL                               6                412               7.8
            Memphis, TN-AR-MS                              12                376               4.3
            Nashville, TN                                  17                355               6.6
            Greenville-Spartanburg-Anderson, SC             9                340               4.1
            Tampa-St.Petersburg-Clearwater, FL             12                334               6.6
            Texarkana TS-AR                                 8                325               3.9
            Baton Rouge, LA                                 9                321               1.8

-------------------------
   Data as of 6/30/99, excluding zero-deposit branches. Source: SNL Securities
                                  & Claritas.

                          REGIONS FINANCIAL PERFORMANCE


                       BLUEPRINT FOR IMPROVED PERFORMANCE


     Strong Loan Growth

     Net Interest Margin

     Modest Charge-Offs                             EPS Growth
                                    ----                 &
                                                        ROE
     Increase Fee Income                            Enhancement

     Cost Controls

     Effective Capital Management

                         REGIONS FINANCIAL PERFORMANCE


                           LATEST QUARTER PERFORMANCE


Strong Loan Growth                 ----               Loans Grew at 13% Rate

Net Interest Margin                ----               Margin Declined 20 bp

Modest Charge-Offs                 ----               Net Charge-offs only 33bp

Increase Fee Income                ----               Now 30% of Revenues

Cost Controls                      ----               Expenses Nearly Flat

Effective Capital Management       ----               Bought Back 1.3 Million Shares

                      FOCUSING ON THE ENTIRE BALANCE SHEET



                                                           Lending Strategies

                                                           Pricing Strategies

                                                           Deposit Strategies
      Net Interest                ----
         Margin                                            Reduced Wholesale Funding

                                                           Asset Management Product

                                                           Investment Securities Sales

                      FOCUSING ON THE ENTIRE BALANCE SHEET

                  REDUCING DEPENDENCE ON WHOLESALE BORROWINGS

SECURITIES/TOTAL ASSETS                 SHORT-TERM BORROWINGS/LIABILITIES

 4Q99              26%                        4Q99              19%
 3Q00              21%                        3Q00               9%
 Peer Avg.         21%                        Peer Avg.         15%

              ACTIVE BALANCE SHEET MANAGEMENT HAS REDUCED REGIONS'
                      INTEREST RATE SENSITIVITY AND RISK.

                      FOCUSING ON THE ENTIRE BALANCE SHEET


          SUPPLEMENTING RATE RISK INITIATIVES WITH STRONG LOAN GROWTH

LOAN GROWTH NET OF ACQUISITIONS                          DEPOSIT GROWTH

     1Q00              17%                            1Q00              5%
     2Q00              18%                            2Q00              7%
     3Q00              13%                            3Q00              4%
     Peer Avg.          4%                            Peer Avg.         1%

Linked-quarter annualized on average balances.        Linked quarter annualized.

     STRONG LOAN AND DEPOSIT GROWTH IS RESULT OF MANAGEMENT'S INITIATIVES.


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                             SALES CULTURE IN PLACE

          REDUCING DEPENDENCE ON NET INTEREST INCOME FOR REVENUE GROWTH

 FEE INCOME GROWTH                           FEE INCOME / REVENUES

1Q00              1%                         4Q99              28%
3Q00              7%                         3Q00              30%
Peer Avg.         3%                         Peer Avg.         37%

Linked-quarter basis. Data include total non-interest income excluding securities transactions and other extraordinaries.

           MORE THAN 40 FEE INCOME INITIATIVES ARE PAYING OFF AS FEES
                          NOW EXCEED 30% OF REVENUES.

                             SALES CULTURE IN PLACE


                  TRUST DIVISION                                       INVESTMENT COMPANY

-        Annual Revenue of $56.9 million(1)              -         Annual Revenue of $43.9 million(1)

-        $23.5 billion of assets under management         -        30 Investment Reps added

-        Improved profit margin                           -        High expectations for further growth
              - 43% in 2000 vs. 35% five years ago

       FUNDS SALES                               INSURANCE COMMISSIONS

1995              $   1.55                     1998              $  7.8
1996              $   3.46                     1999              $ 10.3
1997              $  14.38                     2000(1)           $ 11.1
1998              $  49.00
1999              $ 141.28
2000(1)           $ 120.50

---------------

Dollars in millions
(1) September 30, 2000, annualized


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                        CONTINUED EXCELLENT COST CONTROL


              CAPITALIZING ON PROVEN EXPENSE MANAGEMENT EXPERTISE

NONINTEREST EXPENSE GROWTH                       G&A EXPENSE / AVG. ASSETS

  4Q99             4.2%                            4Q99              2.6%
  1Q00            (1.9)%                           3Q00              2.5%
  2Q00             0.5%                            Peer Avg.         3.2%
  3Q00             0.1%
  Peer Avg.        0.4%

Linked-quarter basis. Data include total non-interest expense less amortization of intangibles, annualized for ratio calculation.

                EVEN INCLUDING PURCHASE ACCOUNTING ACQUISITIONS,
                        EXPENSE GROWTH REMAINS IN CHECK.
AS RESULT OF BRANCH RATIONALIZATION PROJECT, EXPECT TO CONSOLIDATE 50 BRANCHES.

                         COST EFFECTIVE DELIVERY SYSTEM


                                                                         REGIONS NET

-        BANKING OFFICES                     -        75,000 INTERNET BANKING CUSTOMERS
          756 in 8 states                    -        COMPETITIVE, FULL FEATURED ONLINE BANKING
-        ATMs                                         -        Transfer funds between accounts
          770 in 8 states                             -        Electronic bill payment
                                                      -        Viewing and reconciliation of accounts
-        HOUSEHOLDS                                   -        Tracking of expenses
          More than 2 million                         -        Mortgage applications
                                             -        BUSINESS INTERNET BANKING PRODUCT RECENTLY INTRODUCED
-        TELEPHONE                           -        OTHER PLANNED PRODUCT ENHANCEMENTS
          1.5 million calls per month                 -        Internet treasury services
                                                      -        Online securities trading
-        INTERNET
          317,000 hits per day


      REGIONS CONTINUES TO LEVERAGE MULTIPLE DELIVERY CHANNELS TO DELIVER MAXIMUM CUSTOMER CONVENIENCE AT A COST LESS THAN 10 CENTS PER TRANSACTION.

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                            SUPERIOR CREDIT CULTURE



LONGSTANDING COMMITMENT TO CREDIT QUALITY AND CULTURE
RECENT INITIATIVES TO IMPROVE CREDIT
MINIMAL EXPOSURE TO NON-CORE CUSTOMERS

NET CHARGE-OFFS/AVERAGE LOANS
       4Q99 - 0.47%
       3Q00 - 0.33%
       Peer Avg. - 0.36%

DESPITE BEING RANKED AMONG THE NATIONS 25 LARGEST BANKS BY ASSET SIZE, REGIONS RANKS OVER 200TH IN EXPOSURE TO SYNDICATED LOANS.

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                          CAPITAL MANAGEMENT STRATEGY

-        Constantly monitor and evaluate options for best returns:

            -        Internal growth

            -        Opportunistic acquisitions

            -        Stock buybacks

-        Current authorization for 12 million share buyback program

            -        5.4% of outstanding shares


            -        10.8 million share repurchased
                     (7.5) million reissued for acquisition
                     3.3 million net shares repurchased

- Over next two years Regions should generate $300 to $500 million of excess capital

                               COMPELLING VALUE


        PRICE/BOOK VALUE

COMPANY                   10/20/00
-------                   --------
National Commerce          3.15 x
BB&T                       2.65
First Tennessee            2.01
First Virginia             1.84
Wachovia                   1.74
SunTrust                   1.72
AmSouth                    1.71
SouthTrust                 1.58
Centura                    1.53
Union Planters             1.48
Compass                    1.46
Regions                    1.38
---------------------------------
PEER AVERAGE               1.90 X
REGIONS DISCOUNT          (27.2)%


         PRICE/2001E EPS

COMPANY                           10/20/00
-------                           --------
National Commerce                   13.1 x
First Virginia                      12.3
BB&T                                11.7
First Tennessee                     10.3
SouthTrust                           9.7
Centura                              9.6
Union Planters                       9.4
Wachovia                             9.4
SunTrust                             9.3
AmSouth                              8.6
Regions                              8.5
Compass                              7.6
------------------------------------------
PEER AVERAGE                        10.1 X
REGIONS DISCOUNT                   (15.9)%


         2001E PEG RATIO

COMPANY                           10/20/00
-------                           --------
First Virginia                      1.76 x
Union Planters                      1.17
BB&T                                0.98
Wachovia                            0.94
National Commerce                   0.93
SouthTrust                          0.88
Centura                             0.87
AmSouth                             0.86
First Tennessee                     0.86
Regions                             0.85
SunTrust                            0.77
Compass                             0.76
------------------------------------------
PEER AVERAGE                        0.98 X
REGIONS DISCOUNT                   (13.5)%

DESPITE ITS GROWTH MARKETS, BALANCE SHEET MANAGEMENT INITIATIVES, FEE INCOME GROWTH, EXPENSE CONTROLS AND CREDIT QUALITY, REGIONS CURRENTLY TRADES AT A DISCOUNT TO ITS PEERS.

---------------------------------------
Financial data are as of 9/30/00. Earnings estimates are First Call consensus.

                                KEY HIGHLIGHTS

                                [REGIONS LOGO]

-        ATTRACTIVE, GROWTH FRANCHISE IN VIBRANT SOUTHEASTERN MARKETS

-        SALES CULTURE IN PLACE

-        EXCELLENT COST CONTROL

-        SUPERIOR CREDIT CULTURE

-        ONGOING BALANCE SHEET REPOSITIONING

-        COMPELLING VALUE RELATIVE TO GROWTH POTENTIAL

                                [REGIONS LOGO]